Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No.1 to the Annual Report of Banco Totta & Acores, S.A. (the "Company") on Form 20-F for the fiscal year ended 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Antonio Mota de Sousa Horta Osorio, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       By: /s/ Antonio Horta Osorio
                                           -------------------------------------
                                       Name:  Antonio Mota de Sousa Horta Osorio
                                       Title: Chief Executive Officer
                                       Date:  July 21, 2003

A signed original of this written statement required by Section 906 has been provided to and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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